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                                                                    EXHIBIT 10.1

              INDEPENDENT AUDITORS' REPORT ON SCHEDULE AND CONSENT

The Board of Directors and Stockholders DaimlerChrysler AG:

The audits of DaimlerChrysler AG and subsidiaries ("DaimlerChrysler") referred to in our qualified report dated February 14, 2000, included the related financial statement schedule for each of the years in the three-year period ended December 31, 1999, as contained in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 1999. The financial statement schedule is the responsibility of DaimlerChrysler's management. Our responsibility is to express an opinion on the financial statement schedule based on our audits. In our opinion, based on our audits and the report of other auditors, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Our auditors' report referred to above contains a qualification as a result of a departure from United States generally accepted accounting principles for DaimlerChrysler's accounting for a material joint venture in 1998 and 1997 in accordance with the proportionate method of consolidation. In our opinion, United States generally accepted accounting principles required that such joint venture be accounted for using the equity method of accounting.

We consent to incorporation by reference in the registration statement on Form F-3 (No. 333-11306) of DaimlerChrysler North America Holding Corporation, the registration statements on Form S-8 (Nos. 333-5074, 333-7082 and 333-8998) of DaimlerChrysler AG, and the registration statements on Form S-3 (Nos. 33-71169 and 333-92583) of Chrysler Financial Company L.L.C. of our report dated February 14, 2000, relating to the consolidated balance sheets of DaimlerChrysler as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1999, and related financial statement schedule. Such consolidated financial statements were prepared in accordance with United States generally accepted accounting principles except for the use of the proportionate method of consolidation in 1998 and 1997 with respect to a material joint venture, as discussed above. Our report with respect thereto appears in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 1999, and was based in part on the report of other auditors.


                                          KPMG Deutsche Treuhand-Gesellschaft AG

Stuttgart
February 25, 2000